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Exhibit 24.1

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints each of Z. Jill Barclift, Esq. and David D. Wesselink his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8, with respect to 2,000,000 shares of Common Stock of Metris Companies Inc. for issuance under the Metris Companies Inc. Amended and Restated Long Term Incentive and Stock Option Plan and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, granting unto said attorney-in-fact and agent, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, duly lawfully do or cause to be done by virtue hereof.


                  Signature                                     Date
                  ---------                                     ----

By  /s/  Lee R. Anderson                                        May 12, 2000
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     Lee R. Anderson
     Director

By  /s/  John A. Cleary                                         May 12, 2000
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     John A. Cleary
     Director

By  /s/ Walter M. Hoff                                          May 12, 2000
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     Walter M. Hoff
     Director

By  /s/  Derek V. Smith                                         May 12, 2000
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     Derek V. Smith
     Director

By  /s/  Edward B. Speno                                        May 12, 2000
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     Edward B. Speno
     Director

By  /s/  Frank D. Trestman                                      May 12, 2000
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     Frank D. Trestman
     Director

By  /s/  C. Hunter Boll                                         May 12, 2000
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     C. Hunter Boll
     Director
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By  /s/  Thomas M. Hagerty                                      May 12, 2000
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     Thomas M. Hagerty
     Director

By  /s/  David V. Harkins                                       May 12, 2000
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     David V. Harkins
     Director

By  /s/  Thomas H. Lee                                          May 12, 2000
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     Thomas H. Lee
     Director